UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant Under Rule 14a-12

RCI Hospitality Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee paid previously with preliminary materials

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RCI HOSPITALITY HOLDINGS, INC.
10737 CUTTEN ROAD
HOUSTON, TEXAS 77066

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 28, 2024

The Annual Meeting of Stockholders (the “Annual Meeting”) of RCI Hospitality Holdings, Inc. (“we,” “us” and the “Company”) will be held at our Bombshells Dallas location at 7501 N. Stemmons Freeway, Dallas, Texas 75247, on Wednesday, August 28, 2024, at 10:00 a.m. (Central Time) for the following purposes:

(1)	To elect six directors;
(2)	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024;
(3)	To approve a non-binding advisory resolution on executive compensation;
     And to act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on July 3, 2024, will be entitled to vote at the Annual Meeting or any adjournment thereof. You are cordially invited to attend the Annual Meeting.

We have elected to furnish proxy materials and our fiscal 2023 Annual Report on Form 10-K (“Annual Report”) to many of our stockholders over the Internet pursuant to Securities and Exchange Commission rules, which should allow us to reduce costs. On or about July 16, 2024, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will be sent a copy of the Proxy Statement and Annual Report by mail beginning on or about July 22, 2024. The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail. The Proxy Statement, Annual Report to security holders for the year ended September 30, 2023, and proxy card are available at www.proxyvote.com.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you may vote your shares by completing, signing, dating, and returning your completed proxy card, by telephone or over the Internet. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares only by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

ERIC S. LANGAN
CHAIRMAN OF THE BOARD AND PRESIDENT
July 16, 2024
HOUSTON, TEXAS

RCI HOSPITALITY HOLDINGS, INC.
10737 CUTTEN ROAD
HOUSTON, TEXAS 77066

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 28, 2024

This proxy statement (the “Proxy Statement”) is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of RCI Hospitality Holdings, Inc., a Texas corporation (“we,” “us” and the “Company”), for their use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our Bombshells Dallas location at 7501 N. Stemmons Freeway, Dallas, Texas 75247, on Wednesday, August 28, 2024, at 10:00 a.m. (Central Time), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

We have elected to furnish proxy materials and our fiscal 2023 Annual Report on Form 10-K (“Annual Report”) to many of our stockholders over the Internet pursuant to Securities and Exchange Commission (“SEC”) rules, which should allow us to reduce costs. On or about July 16, 2024, we began mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will be sent a copy of the Proxy Statement and Annual Report by mail beginning on or about July 22, 2024. The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail. The Proxy Statement, Annual Report to security holders for the year ended September 30, 2023, and proxy card are available at www.proxyvote.com. The cost of solicitation of proxies is being borne by us.

The close of business on July 3, 2024, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of July 3, 2024, we had 9,106,807 shares of common stock, par value $0.01 per share, issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting. A plurality of the shares voted in person or represented by proxy at the Annual Meeting will elect as directors the nominees named in Proposal 1. Stockholders may not cumulate their votes for the election of directors. The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for: the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (see Proposal 2); and approval of the non-binding advisory resolution on executive compensation (see Proposal 3). Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024, and (iii) FOR APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter is properly presented at the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. Because most large brokerage firms are NYSE member organizations, these rules affect almost all public companies and not just those listed on the NYSE. With respect to the election of directors (see Proposal 1), a broker is not entitled to vote the shares of common stock unless the beneficial owner has given instructions. Additionally, a broker is not entitled to vote uninstructed shares on matters relating to executive compensation, including the vote to approve a non-binding resolution on executive compensation (see Proposal 3). With respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (see Proposal 2), a broker will have discretionary authority to vote the shares of our stock if the beneficial owner has not given instructions.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (i) by execution and submission of a revised proxy, (ii) by written notice to our Secretary, or (iii) by voting in person at the Annual Meeting.

PROPOSAL 1
TO ELECT SIX DIRECTORS FOR THE ENSUING YEAR

NOMINEES FOR DIRECTORS

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the “Proxies”) and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Each duly elected director will hold office until his successor shall have been elected and qualified. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The Board of Directors recommends a vote FOR the election of each of the nominees listed below.

All of the nominees presently serve as directors.

Eric S. Langan has been a director since 1998, and our President, CEO and Chairman since 1999. He began his career in the hospitality industry in 1989 and has developed significant expertise in sports bar/restaurants and adult entertainment nightclubs, including related areas of real estate development and finance. Mr. Langan built the XTC Cabaret nightclub brand and merged it into RCI in 1998, expanding the scope of the company. He has been instrumental in bringing professional marketing, management, finance, and technology practices and systems to the gentlemen’s club industry. As one of the original founders of the National Association of Club Executives (ACE), Mr. Langan has been an active member of its board of directors since 1999. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.
Involvement in certain legal proceedings: On September 21, 2020, as part of the settlement of a civil administrative proceeding with the SEC, the Company, Mr. Langan, and Phil Marshall (our former chief financial officer) agreed, without admitting or denying the findings, to a cease-and-desist order regarding certain sections of the Securities Exchange Act of 1934 and certain rules promulgated thereunder.

The SEC’s order as to the Company, Mr. Langan, and Mr. Marshall found that, from fiscal 2014 through 2019, the Company failed to disclose a total of $615,000 in executive compensation in the form of perquisites. According to the order, these undisclosed perquisites included the cost of the personal use of the Company’s aircraft and Company-provided vehicles, reimbursements for personal airline flights, charitable corporate contributions to the school two of Mr. Langan’s children attended, and housing costs and meal allowance for Mr. Marshall. In addition, the order found that the Company failed to disclose related party transactions involving Mr. Langan’s father and brother and a director’s brother. The order further found that the Company failed to keep books and records that allowed it to report, and lacked sufficient internal controls concerning, these executive perquisites and related party transactions.

The SEC’s order as to the Company, Mr. Langan, and Mr. Marshall found that the Company and Mr. Langan violated, and Mr. Langan and Mr. Marshall caused the Company to violate, the proxy solicitation provisions of Section 14(a) of the Securities Exchange Act of 1934 and Rules 14a-3 and 14a-9 thereunder. The order further found that the Company violated, and Mr. Langan and Mr. Marshall caused the Company to violate, the reporting provisions of Section 13(a) of the Exchange Act and Rules 13a-1 and 12b-20 thereunder, the books and records provisions of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act, and the disclosure controls provision of Rule 13a-15(a) under the Exchange Act. The Company, Mr. Langan, and Mr. Marshall agreed, without admitting or denying the SEC’s findings, to a cease-and-desist order and to pay civil penalties in the amounts of $400,000, $200,000, and $35,000, respectively.

Travis Reese became a director and our Executive Vice President in 1999. Throughout his time with the Company, Mr. Reese has served many different roles, including, without limitation, overseeing information technology, working to create the Company’s intranet, permit tracking, and incident reporting systems, as well as other technology platforms the Company uses. Additionally, with his family history in military and aviation, he created the Company’s Bombshells Restaurant and Sports Bar concept in 2013. Mr. Reese has been involved in the adult entertainment industry since 1992. His experience and knowledge in this industry is essential to the Board’s oversight of our businesses.

Luke Lirot became a director on July 31, 2007. Mr. Lirot received his law degree from the University of San Francisco in 1986. After serving as an intern in the San Francisco Public Defender’s Office in 1986, Mr. Lirot returned to Florida and established a private law practice where he continues to practice and specializes in adult entertainment issues. He is a past President of the First Amendment Lawyers’ Association and has actively participated in numerous state and federal legal matters. Mr. Lirot represents as counsel scores of individuals and entities within our industry. Having practiced in this area for over 30 years, he is aware of virtually every type of legal issue that can arise, making him an important member of the Board.

Yura Barabash became a director on September 19, 2017. Since October 2021, he has served as the Vice President of Business Development at AVI-SPL, the world's largest AV/UCC integrator and digital solutions provider based in Florida. Mr. Barabash brings with him extensive corporate finance experience across various industries, both domestically and internationally. He has played a key role in numerous equity and debt financings, as well as mergers and acquisitions transactions involving public and private companies in the United States, Mexico, China, Brazil, and the European Union. From August 2019 to January 2021, Mr. Barabash was a Chief Operating Officer of Gingko Online Learning LLC, a private online learning company in Florida, and a consultant to Chengdu Gingko Education Management, an educational management company in Chengdu, China. From 2016 to June 2019, he was a Senior Vice President of Finance at Motorsport Network LLC (www.motorsportnetwork.com) in Miami, the largest motorsport digital media company in the world. Prior to joining Motorsport Network, he was an investment banker at Primary Capital from 2011 until 2016. Previously, Mr. Barabash was an investment banker at Rodman & Renshaw and Merrill Lynch. He holds a B.A. from Sevastopol City University in Ukraine and a Master in International Affairs from Columbia University in New York City, and is fluent in Russian. Mr. Barabash has recently attended the Harvard Business School Executive Education programs focusing on Audit and Compensation Committees.

Elaine J. Martin became a director on August 8, 2019. She is co-founder and general partner of two privately-held Houston area businesses for which she provides a broad array of management and accounting functions on a day-to-day basis. In 1993, she co-founded Medco Manufacturing LLC, which develops, manufactures, and sells, under Food and Drug Administration (FDA) guidelines, equipment and disposable products used by plastic surgeons in domestic and international markets. In 1989, Ms. Martin co-founded Aero Tech Aviation LLC, which trains foreign nationals for the Federal Aviation Administration (FAA) Air Frame and Power Plant examination for their license to repair US-origin aircraft. Earlier in her career, she was a Registered Nurse specializing in cosmetic surgery. Ms. Martin received her BS in Biology and Chemistry from Houston Baptist University. Her volunteer activities have included serving as a member of the board of directors of Texas A&M University Mothers’ Club (Aggie Moms). Ms. Martin’s business acumen and experience running companies make her an important member of the Board.

Arthur Allan Priaulx became a director on August 8, 2019. He has more than 45 years of experience in the communications industry. Earlier in his career, he was Vice President and General Manager of King Features Division of Hearst Corporation, in charge of worldwide newspaper activities and product licensing. He was also publisher of American Banker, a leading trade publication in the financial services industry, when it was owned by Thomson Financial. In 1993, he founded Resource Media Group, a New York-based financial media and investor relations firm. His clients included a wide range of companies, including RCI Hospitality Holdings, Inc., for which he provided public and investor relations services from 1994 to 2013. Mr. Priaulx has been retired since 2014. He attended Dartmouth College and University of Southampton in the U.K. He has also completed graduate-level courses at INSEAD Business School in France and the Wharton School of the University of Pennsylvania. His volunteer activities have included serving as national vice president of United Cerebral Palsy.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Our directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors presently consists of six persons. The following table sets forth our directors and executive officers:

Name	Age	Position
Eric S. Langan	56	Director (Chairman) and CEO/President
Bradley Chhay	40	Chief Financial Officer
Travis Reese	54	Director and Executive Vice President
Luke Lirot	67	Director
Yura Barabash	49	Director
Elaine J. Martin	67	Director
Arthur Allan Priaulx	84	Director

Bradley Chhay was appointed as our CFO on September 14, 2020. He is a Certified Public Accountant (CPA), Certified Fraud Examiner (CFE), and Certified Information Systems Auditor (CISA). He joined us in November 2015 as Controller in charge of migrating the Company to an upgraded ERP system and enhancing internal and external audit and SEC reporting functions. From 2007 through 2009, he was an auditor for Deloitte & Touche LLP. From 2009 through 2013, he served as Internal Audit Senior, IT Auditor, and Senior Fraud Auditor for Live Nation Entertainment, Inc. of Beverly Hills, a publicly-traded company that markets tickets for live entertainment worldwide, owns and operates entertainment venues, and manages music artists. From 2013 through 2015, Mr. Chhay was an Audit Supervisor and Global ERP Project Lead for RigNet, Inc. of Houston, a publicly-traded digital technology company serving the oil and gas, maritime, and government markets. After RigNet, he briefly served as CFO for a smaller, privately-held, multi-unit restaurant chain.

Board Diversity Matrix

The demographic information presented below for our directors is based on voluntary self-identification by each director.

	Langan	Reese	Lirot	Barabash	Martin	Priaulx
Gender Identity
Male		x	x	x		x
Female					x
Non-Binary
Did Not Disclose Gender	x
Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		x	x	x	x	x
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	x

RELATED TRANSACTIONS

Presently, our Chairman and President, Eric Langan, personally guarantees all of the commercial bank indebtedness of the Company. Mr. Langan receives no compensation or other direct financial benefit for any of the guarantees. Three adult children of Mr. Langan are also employed by the Company in corporate shared services. Colby Langan, one of Eric Langan's adult children mentioned above, is currently the President of RCI Development Services, Inc., which manages strategy on the Company's new business ventures and received $184,068 and $138,762 in employment compensation during the fiscal year ended September 30, 2023, and 2022, respectively.

In October 2021, we borrowed $500,000 from Ed Anakar, President of RCI Management Services, Inc. and our Director of Operations and brother of former director Nourdean Anakar, and $150,000 from Allen Chhay, brother of Company CFO, Bradley Chhay, as part of a larger group of private lenders (see Note 8 to our consolidated financial statements in our Form 10-K for the year ended September 30, 2023). Their promissory notes bear interest at the rate of 12% per annum and mature in October 2026. The notes are payable in monthly installments of interest only with a balloon payment of all unpaid principal and interest due at maturity. The terms of the notes are the same as the rest of the lender group. Refer to Note 8 to our consolidated financial statements in our Form 10-K for the year ended September 30, 2023, for the October 2023 extension of term of promissory notes.

We paid Ed Anakar employment compensation of $718,539, $720,492, and $655,289 during the fiscal years ended September 30, 2023, 2022, and 2021, respectively.

We used the services of Nottingham Creations, and previously Sherwood Forest Creations, LLC, both furniture fabrication companies that manufacture tables, chairs and other furnishings for our Bombshells locations, as well as providing ongoing maintenance. Nottingham Creations is owned by a brother of Eric Langan (as was Sherwood Forest). Amounts billed to us for goods and services provided by Nottingham Creations and Sherwood Forest were approximately $195,000 in fiscal 2023, $207,000 in fiscal 2022, and $118,000 in fiscal 2021. As of September 30, 2023, and 2022, we owed Nottingham Creations and Sherwood Forest $10,700 and $92,808, respectively, in unpaid billings.

TW Mechanical LLC (“TW Mechanical”) provided plumbing and HVAC services to both a third-party general contractor providing construction services to the Company, as well as directly to the Company during fiscal 2023,

2022, and 2021. A son-in-law of Eric Langan owns a 50% interest in TW Mechanical. Amounts billed by TW Mechanical to the third-party general contractor were approximately $443,295, $3,809, and $0 for the fiscal years 2023, 2022, and 2021, respectively. Amounts billed directly to the Company were approximately $9,430, $133,000, and $425,000 for the fiscal years 2023, 2022, and 2021, respectively. As of September 30, 2023, and 2022, the Company owed TW Mechanical approximately $0 and $9,338, respectively, in unpaid direct billings.

Review, Approval, or Ratification of Related Transactions

On September 23, 2019, the Board of Directors, acting upon the recommendation of its Audit Committee, adopted a written related party transaction policy, under which related party transactions are subject to review, approval, rejection, modification and/or ratification by the Audit Committee. The policy provides that prior to the entry into any transaction between the Company and one of its officers, directors, 5% shareholders or an immediate family member of any of the foregoing (a “related party”), such transaction will be reported to the Company’s chief compliance officer. The Company’s chief compliance officer will undertake an evaluation of the transaction. If that evaluation indicates that the transaction would require the Audit Committee’s approval, the Company’s chief compliance officer will report this transaction to the Audit Committee. The Audit Committee will review the material facts of all related party transactions that require the Audit Committee’s approval and either approve or disapprove of the entry into the related party transaction. If advance Audit Committee approval of a related party transaction is not feasible, then the related party transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified at the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account factors it deems appropriate. In the event that the Audit Committee determines not to ratify and approve the related party transaction, then the Audit Committee will instruct that the related party transaction be rescinded or unwound. The Audit Committee will not approve or ratify any related party transaction unless it deems that the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director will participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director shall provide all material information concerning the transaction to the Audit Committee.

In reviewing related party transactions under the policy, the Audit Committee will review and consider one or more of the following as it seems appropriate for the circumstances: (1) the related party’s interest in the related party transaction; (2) the approximate dollar value of the amount involved in the related party transaction; (3) the approximate dollar value of the amount of the related party’s interest in the transaction without regard to the amount of any profit or loss; (4) whether the transaction was undertaken in the ordinary course of business of the Company; (5) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (6) the purpose of, and the potential benefits to the Company of, the related party transaction; (7) whether the related party transaction would impair the independence of an outside director; (8) required public disclosure, if any; and (9) any other information regarding the related party transaction or the related party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction. The Audit Committee will review all relevant information available to it about the related party transaction. The Audit Committee may approve or ratify the related party transaction only if the Audit Committee determines in good faith that, under all of the circumstances, the transaction is fair as to the Company. The Audit Committee, in its sole discretion, may impose such condition as it deems appropriate on the Company or the related party in connection with approval of the related party transaction.

Our Audit Committee is composed of all independent directors, including Yura Barabash, Elaine Martin, and Arthur Allan Priaulx. We additionally have one other independent director, Luke Lirot, who is not on the Audit Committee. The definition of “independent” used herein is based on the independence standards of The NASDAQ Stock Market LLC.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

All directors are expected to make every effort to attend meetings of the Board of Directors, meetings of any Board Committees on which such director serves, and annual meetings of stockholders. The Board of Directors held 10 meetings during the fiscal year ended September 30, 2023. The Board of Directors also executed 10 written consents to action in lieu of a meeting of the Board of Directors, which were approved unanimously. During the fiscal year ended September 30, 2023, none of our then directors attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served. Five of our six current directors attended the prior year’s annual meeting of stockholders in person, and the sixth director attended by telephone. There is no family relationship between or among any of our directors and executive officers. We have four directors who meet the definition of “independent director” under the NASDAQ Stock Market Rules, including Luke Lirot, Yura Barabash, Elaine Martin, and Arthur Allan Priaulx.

Eric Langan serves as both Chairman of the Board of Directors and Chief Executive Officer. Of our four independent directors, no director has been designated “lead” independent director. Accordingly, all four independent directors have an equal role in the leadership of the Board. We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the Board of Directors monitors how management operates the company. Risk is an important part of deliberations at the Board and committee level throughout the year. Committees consider risks associated with their particular areas of responsibility. The Board of Directors as a whole considers risks affecting us. To that end, the Board conducts periodic reviews of corporate risk management policies and procedures. The Board and its committees consider, among other things, the relevant risks to us when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

AUDIT COMMITTEE

We have an Audit Committee whose current members are Yura Barabash, Elaine Martin, and Arthur Allan Priaulx. All members of the Audit Committee are independent directors. The purpose of the Audit Committee is to (i) oversee our accounting and financial reporting processes, our disclosure controls and procedures and system of internal controls and audits of our consolidated financial statements, (ii) oversee the relationship with our independent auditors, including appointing or changing our auditors and ensuring their independence, and (iii) provide oversight regarding significant financial matters. The Audit Committee meets privately with our Chief Financial Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Financial Officer both to the facts presented and to the judgments made by our outside independent registered public accounting firm. Yura Barabash serves as the Audit Committee’s financial expert. The Audit Committee held eight meetings during the fiscal year ended September 30, 2023.

In June 2023, our Board adopted an updated Charter for the Audit Committee. A copy of the Audit Committee Charter can be found on our website at www.rcihospitality.com/investor. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee’s duties. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the SEC, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. NASDAQ Stock Market Rules require all members of the Audit Committee to be independent. The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal accounting department.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended September 30, 2023. The Audit Committee discussed with Marcum LLP (“Marcum”), our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received from Marcum the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence, and has discussed with Marcum the independence of Marcum.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended September 30, 2023. This report is furnished by the Audit Committee of our Board of Directors, whose members are:

Yura Barabash
Elaine Martin
Arthur Allan Priaulx

NOMINATING COMMITTEE

We have a Nominating Committee whose current members are Yura Barabash, Elaine Martin, Luke Lirot, and Arthur Allan Priaulx. In July 2004, the Board unanimously adopted a Charter with regard to the process to be used for identifying and evaluating nominees for director. The Charter establishes the independence of our Nominating Committee and sets forth the scope of the Nominating Committee’s duties. NASDAQ Stock Market Rules require all members of the Nominating Committee to be independent. Pursuant to its Charter, the Committee has the power and authority to consider Board nominees and proposals submitted by our stockholders and to establish any procedures, including procedures to facilitate stockholder communication with the Board of Directors, and to make any such disclosures required by applicable law in the course of exercising such authority. A copy of the Nominating Committee’s Charter can be found on our website at www.rcihospitality.com/investor. The Nominating Committee held one meeting during the fiscal year ended September 30, 2023.

Stockholders who wish to submit a proposal for consideration by the Nominating Committee should review the proposal requirements and deadlines referenced in the section “Future Proposals of Stockholders” below. Stockholder recommendations to the Board of Directors should be sent to 10737 Cutten Road, Houston, Texas 77066, Attention: Corporate Secretary. Any stockholder recommendations for consideration by the Nominating Committee should include the candidate’s name, biographical information, information regarding any current or past relationships between the candidate and RCI Hospitality Holdings, Inc., a description of our shares beneficially owned by the recommending stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person under which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board of Directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating Committee may reasonably request. All candidates, whether proposed by a stockholder or by any other means, will be evaluated based on the criteria established by the Board of Directors. Minimum criteria for non-employee candidates includes financial experience and “independence” as defined under applicable rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002 and NASDAQ Stock Market Rules. Additional criteria may include: (a) satisfactory results of any background investigation; (b) experience and expertise; (c) financial resources; (d) time availability; (e) community involvement; (f) diversity of viewpoints, backgrounds, experiences and other demographics, and (g) such other criteria as the Nominating Committee may determine to be relevant.

COMPENSATION COMMITEE

We have a Compensation Committee whose current members are Yura Barabash, Elaine Martin, Luke Lirot, and Arthur Allan Priaulx. In June 2014, the Compensation Committee adopted a Charter with regard to the Compensation Committee’s responsibilities, including evaluating, reviewing and determining the compensation of our Chief Executive Officer and other executive officers. A copy of the Compensation Committee’s Charter can be found on our website at www.rcihospitality.com/investor. The Compensation Committee held one meeting during the fiscal year ended September 30, 2023.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (see below) to be included in this Proxy Statement on Schedule 14A. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this report. This report is furnished by the Compensation Committee of our Board of Directors, whose members are:

Yura Barabash
Luke Lirot
Elaine Martin
Arthur Allan Priaulx

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Yura Barabash, Elaine Martin, Luke Lirot, and Arthur Allan Priaulx. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s Board of Directors or compensation committee.

STOCKHOLDER COMMUNICATIONS

We do not currently have a formal process for security holders to send communications to the Board of Directors, which we believe is appropriate based on our size, the limited number of our stockholders and the limited number of communications which we receive. However, we welcome comments and questions from our stockholders. Stockholders can direct communications to our Chairman and Chief Executive Officer, Eric Langan at our executive offices, 10737 Cutten Road, Houston, Texas 77066. While we appreciate all comments from stockholders, we may not be able to individually respond to all communications. We attempt to address stockholder questions and concerns in our press releases and documents filed with the SEC so that all stockholders have access to information about us at the same time. Mr. Langan collects and evaluates all stockholder communications. If the communication is directed to the Board of Directors generally or to a specific director, Mr. Langan will disseminate the communication to the appropriate party at the next scheduled Board of Directors meeting. If the communication requires a more urgent response, Mr. Langan will promptly direct that communication to the appropriate executive officer or director. All communications addressed to our directors and executive officers will be reviewed by those parties unless the communication is clearly frivolous.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis describes the material elements of the Company’s compensation programs as they relate to our executive officers who are listed in the compensation tables appearing below. This compensation discussion and analysis focuses on the information contained in the following tables and related footnotes. The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2023, as well as any other individuals included in the Summary Compensation Table, are referred to as “named executive officers” (“NEOs”).

Overview of Compensation Committee Role and Responsibilities

The Compensation Committee of the board of directors oversees our compensation plans and policies, reviews and approves all decisions concerning the named executive officers’ compensation, which may further be approved by the Board, and administers our stock option and equity plans, including reviewing and approving stock option grants and equity awards under the plans. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors.

Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our Chief Executive Officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our Chief Executive Officer is a member of the Board but does not participate in Board decisions regarding any aspect of his own compensation. The Compensation Committee can retain independent advisors or consultants.

Compensation Committee Process

The Compensation Committee reviews executive compensation in connection with the evaluation and approval of an employment agreement, an increase in responsibilities or other factors. With respect to equity compensation awarded to other employees, the Compensation Committee or the Board may grant stock options, often after receiving a recommendation from our Chief Executive Officer. The Compensation Committee also evaluates proposals for incentive and performance equity awards, and other compensation.

Compensation Philosophy

The Compensation Committee emphasizes the important link between the Company’s performance, which ultimately affects stockholder value, and the compensation of its executives. Therefore, the primary goal of the Company’s executive compensation policy is to try to align the interests of the executive officers with the interests of the stockholders. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company, (ii) align the Company’s compensation programs with the Company’s long-term business strategies and objectives, and (iii) provide variable compensation opportunities that are directly linked to the Company’s performance and stockholder value, including an equity stake in the Company. Our named executive officers’ compensation utilizes two primary components — base salary and long-term equity compensation — to achieve these goals. Additionally, the Compensation Committee may award discretionary bonuses to certain executives based on the individual’s contribution to the achievement of the Company’s strategic objectives.

Setting Executive Compensation

We fix executive base compensation at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the compensation that is paid by companies that we believe to be our competitors and by other companies with which we believe we generally compete for executives.

In establishing compensation packages for executive officers, numerous factors are considered, including the particular executive’s experience, expertise and performance, our company’s overall performance and compensation packages available in the marketplace for similar positions. In arriving at amounts for each component of compensation, our Compensation Committee strives to strike an appropriate balance between base compensation and incentive compensation. The Compensation Committee also endeavors to properly allocate between cash and non-cash compensation and between annual and long-term compensation.

The Role of Shareholder Say-on-Pay Votes

At our annual meeting of shareholders held on August 28, 2023, approximately 96% of the shareholders who voted (including abstentions) on the “say-on-pay” proposal approved the compensation of our named executive officers, as disclosed in the proxy statement. Although this advisory shareholder vote on executive compensation is non-binding, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for named executive officers.

Base Salary

The Company provides executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Subject to the provisions contained in employment agreements with executive officers concerning base salary amounts, base salaries of the executive officers are established based upon compensation data of comparable companies in our market, the executive’s job responsibilities, level of experience, individual performance and contribution to the business. We believe it is important for the Company to provide adequate fixed compensation to highly qualified executives in our competitive industry. In making base salary decisions, the Compensation Committee uses its discretion and judgment based upon personal knowledge of industry practice but does not apply any specific formula to determine the base salaries for the executive officers.

Retirement Savings Plan

The Company maintains a retirement savings plan for the benefit of our executives and employees. Our Simple IRA Plan is intended to qualify as a defined contribution arrangement under the Internal Revenue Code (the “Code”). Participants may elect to defer a percentage of their eligible pretax earnings each year or contribute a fixed amount per pay period up to the maximum contribution permitted by the Code. All participants’ plan accounts are 100% vested at all times. All assets of our Simple IRA Plan are invested based on participant-directed elections. We make certain matching contributions to the Simple IRA Plan, which are also 100% vested.

Perquisites and Other Personal Benefits

The Company’s executive officers participate in the Company’s other benefit plans on the same terms as other employees on a non-discriminatory basis. These plans include medical, dental, life and disability insurance. Relocation benefits also are reimbursed and are individually negotiated when they occur. The Company reimburses each executive officer for all reasonable business and other expenses incurred by them in connection with the performance of their duties and obligations. The Company does not provide named executive officers with any significant perquisites or other personal benefits except for personal travel using Company-owned automobiles and aircrafts. On August 28, 2023, the board of directors, after a recommendation from the Audit Committee, amended the corporate aircraft policy changing the allowed use to a maximum personal use each fiscal year, as follows: (i) 100 hours flown for the CEO and (ii) 48 hours flown each for other executive officers. Refer to footnote on All Other Compensation in the Summary Compensation Table below.

SUMMARY COMPENSATION TABLE

The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2023, 2022, and 2021 of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Eric S. Langan	2023	1,700,000	—	—	167,388	1,867,388
President and Chief Executive	2022	1,700,000	—	1,568,500	151,353	3,419,853
Officer	2021	1,436,539	—	—	108,679	1,545,218

Bradley Chhay	2023	472,789	—	—	61,676	534,465
Chief Financial Officer	2022	428,077	—	1,568,500	77,374	2,073,951
	2021	431,442	7,500	—	66,055	504,997

Travis Reese	2023	460,000	25,000	—	51,534	536,534
Executive Vice President	2022	423,077	—	1,568,500	66,862	2,058,439
	2021	437,827	—	—	65,537	503,364

(1)Amounts represent the aggregate grant date fair value of the stock options granted during the fiscal year, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these stock option awards can be found in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended September 30, 2023.

(2)All Other Compensation consists of SIMPLE IRA matching contributions, automobile expenses, and personal use of aircraft. We account for personal use of aircraft to be the aggregate incremental cost of personal use of the company aircraft as calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct cost of operating the aircraft, including fuel, additives, lubricants, maintenance labor, airframe parts, engine restoration, and major periodic maintenance. We added actual airport/hangar fees charged to the company on a per-flight basis. The charge does not include fixed costs that do not change based on usage, such as aircraft depreciation, home hangar expenses, and general taxes and insurance. We value automobile expenses based on the annual depreciation rate of automobiles assigned for use by the particular officer, plus cost of insurance, registration, repairs, maintenance, tolls, and fuel. Tax reimbursement benefit is based on automobile fringe benefits.

A table of All Other Compensation for fiscal 2023 for our named executive officers is presented below:

Name	SIMPLE IRA Matching Contribution ($)	Automobile Expenses ($)	Personal Use of Aircraft ($)	Tax Reimbursement ($)	Total All Other Compensation ($)
Eric S. Langan	18,539	23,740	114,401	10,708	167,388

Bradley Chhay	14,069	39,225	—	8,382	61,676

Travis Reese	13,800	22,095	10,420	5,219	51,534

CEO Pay Ratio

We reviewed a comparison of annual total compensation of our CEO to the annual compensation of our median employee who was selected from all employees who were employed (other than the CEO) during our fiscal year ended September 30, 2023.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

The compensation for our CEO in fiscal 2023 of $1,862,465 was approximately 57 times the $32,496 compensation of our fiscal 2023 median employee.

Pay vs. Performance

We are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures of the Company as required by Section 953(a) of the Dodd-Frank and Consumer Protection Act, and Item 402(v) of Regulation S-K for fiscal 2023, 2022, and 2021, as it relates to our principal executive officer ("PEO") and certain non-PEO NEOs.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	RICK Total Shareholder Return	DJUSRU Total Shareholder Return	Net Income	Free Cash Flow
2023	$1,862,465	$1,900,987	$536,608	$575,130	$296.39	$98.12	$29,100,000	$53,176,000
2022	$3,419,853	$3,329,003	$2,066,195	$1,975,345	$319.02	$129.93	$46,060,000	$58,911,000
2021	$1,545,218	$1,545,218	$504,181	$504,181	$336.19	$88.89	$30,150,000	$36,084,000

(1)    Non-PEO NEOs represent Bradley Chhay and Travis Reese for each of the fiscal years presented.

(2)  We selected the Dow Jones U.S. Restaurants & Bars Index as our peer group for the purpose of calculating comparable total shareholder return ("TSR"). Also refer to Item 5 of Annual Report on Form 10-K for the year ended September 30, 2023, for our and our peer group's five-year TSR.

(3)    We selected free cash flow as our Company-selected measure for this purpose.

(4)    "Compensation Actually Paid" is computed in the table below, in accordance with Item 402(v) of Regulation S-K.

	2023		2022		2021
	PEO	Average for Non-PEO NEOs	PEO	Average for Non-PEO NEOs	PEO	Average for Non-PEO NEOs
Summary Compensation Table total	$1,862,465	$536,608	$3,419,853	$2,066,195	$1,545,218	$504,181
Adjustments:
Deduct option awards granted during the year	—	—	(1,568,500)	(1,568,500)	—	—
Add fair value of options granted and vested at the same year	—	—	313,700	313,700	—	—
Add fair value of options granted during the year and remain unvested at year-end	—	—	1,163,950	1,163,950	—	—
Increase (decrease) for change in fair value from prior year-end to current year-end of options granted in prior year	(62,527)	(62,527)	—	—	—	—
Increase (decrease) for change in fair value from prior year-end to current year vesting date of options granted in prior year	101,049	101,049	—	—	—	—
Compensation Actually Paid	$1,900,987	$575,130	$3,329,003	$1,975,345	$1,545,218	$504,181

The mix of compensation paid to our PEO and non-PEO NEOs is mostly cash salary that is fixed, as shown in the Summary Compensation Table above. Except for the stock options granted in fiscal 2022, there had been no stock-based compensation awarded since fiscal 2014. We also currently do not have long-term incentive plans that are based on the Company's stock price or any of our financial measures. As shown in the charts below, the compensation actually paid to our PEO and non-PEO NEOs is not directly aligned with our Company and peer group total shareholder return or with our Company's net income and free cash flow in the fiscal years presented.

Compensation Actually Paid vs. RICK and DJUSRU TSR
Millions
Compensation Actually Paid
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
Value of $100 Invested From 9/30/2020
9/30/2020
9/30/2021
9/30/2022
9/30/2023
PEO
Non-PEO NEOs
RICK TSR
DJUSRU TSR

Compensation Actually Paid vs. Net Income and Free Cash Flow
Millions
Compensation Actually Paid
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
Millions
Value of Net Income and Free Cash Flow
$70
$60
$50
$40
$30
$20
$10
$-
2021
2022
2023
PEO
Non-PEO NEOs
Net Income
Free Cash Flow

 GRANTS OF PLAN-BASED AWARDS

There were no grants of plan-based awards for fiscal 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to outstanding stock options awards for each of our named executive officers as of September 30, 2023.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date
Eric S. Langan	2/9/2022	20,000	30,000	100.00	2/9/2027

Bradley Chhay	2/9/2022	20,000	30,000	100.00	2/9/2027

Travis Reese	2/9/2022	20,000	30,000	100.00	2/9/2027

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2023

There were no stock options exercised nor stock that vested during the fiscal year ended September 30, 2023.

DIRECTOR COMPENSATION

We pay the expenses of our directors in attending board meetings. We paid no equity-based compensation during the fiscal year ended September 30, 2023, and we paid our independent directors $40,000 in cash for the fiscal year. The Audit Committee chair received additional compensation of $10,000 in cash. Following is a schedule of all compensation paid to our directors in the year ended September 30, 2023:

Name	Fees earned or paid in cash ($)
Luke C. Lirot	40,000
Yura Barabash	50,000
Elaine Martin	40,000
Arthur Allan Priaulx	40,000
Eric S. Langan	—
Travis Reese	—

EMPLOYMENT AGREEMENTS

On August 25, 2022, we entered into new two-year employment agreements with each of our executive officers, including Eric Langan, our Chief Executive Officer and President; Bradley Chhay, our Chief Financial Officer; and Travis Reese, our Executive Vice President and Secretary. Under their respective new agreements, Mr. Chhay’s annual salary increased to $465,000; Mr. Reese’s annual salary increased to $460,000; and Mr. Langan’s annual salary remained the same at $1,700,000. The term of each of the agreements commenced on September 1, 2022, and will end on August 31, 2024.

On August 28, 2023, we entered into a new two-year employment agreement with Bradley Chhay, which terminated his employment agreement mentioned above. Under the agreement, Mr. Chhay's annual salary increased to $600,000. The term of the agreement commenced on August 28, 2023, and will end on August 31, 2025.

Each of the new employment agreements also provides for bonus eligibility, expense reimbursement, health benefits, participation in our benefit plans, use of a company-owned automobile, access to company-owned aircraft (subject to the terms and conditions of our corporate aircraft policy), and two weeks paid vacation annually. Under the terms of the new agreements, each executive is bound to a confidentiality provision and cannot compete with us for a period upon termination of the agreement.

Currently, our executive officers do not have long-term incentive plans or defined benefit or actuarial plans outstanding.

EMPLOYEE STOCK OPTION PLANS

On February 7, 2022, our board of directors approved the 2022 Stock Option Plan (the “2022 Plan”). The board’s adoption of the 2022 Plan was approved by the shareholders during the annual stockholders' meeting on August 23, 2022. The 2022 Plan provides that the maximum aggregate number of shares of common stock underlying options that may be granted under the 2022 Plan is 300,000. The options granted under the 2022 Plan may be either incentive stock options or non-qualified options. The 2022 Plan is administered by the compensation committee of the board of directors. The compensation committee has the exclusive power to select individuals to receive grants, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price not less than the fair market value of the common stock covered by the option on the grant date, and to make all determinations necessary or advisable under the 2022 Plan. On February 9, 2022, the board of directors approved a grant of 50,000 stock options each to six members of management subject to the approval of the 2022 Plan.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

We attempt to make our compensation programs discretionary, balanced and focused on the long term. We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for our executives. Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at July 3, 2024, with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o RCI Hospitality Holdings, Inc., 10737 Cutten Road, Houston, Texas 77066. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Applicable percentage ownership is based on 9,106,807 shares of common stock outstanding at July 3, 2024. Generally, in computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deem outstanding shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 3, 2024, and shares of common stock issuable upon conversion of other securities held by that person that are currently convertible or convertible within 60 days of July 3, 2024; we do not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Presently, there are no outstanding securities that are exercisable or convertible into shares of common stock. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name/Address	Common Stock		Percent of Class (1)
Executive Officers and Directors

Eric S. Langan	734,870	(2)	8.04%

Bradley Chhay	35,474	(3)	*

Yura Barabash	1,149		*

Travis Reese	44,541	(4)	*

Luke Lirot	518		*

Elaine Martin	10,530		*

Arthur Allan Priaulx	2,000		*

All of our Directors and Officers as a Group of seven persons	825,342		8.97%

Other > 5% Security Holders

BlackRock, Inc. (5)	633,098		6.95%

ADW Capital Partners, L.P. (6)	934,592		10.26%

The Vanguard Group - 23-1945930 (7)	492,823		5.41%

(1)These percentages exclude treasury shares in the calculation of percentage of class.

(2)Includes stock options that are currently exercisable into 30,000 shares of common stock. Also includes 1,870 shares held in an investment club over which Mr. Langan has shared voting and investment power. As of the date of this report, Mr. Langan owns less than 0.1% of the investment club.

(3)Includes stock options that are currently exercisable into 30,000 shares of common stock. Also includes 1,870 shares held in an investment club over which Mr. Chhay has shared voting and investment power. As of the date of this report, Mr. Chhay owns approximately 4.7% of the investment club.

(4)Includes stock options that are currently exercisable into 30,000 shares of common stock. Also includes 1,870 shares held in an investment club over which Mr. Reese has shared voting and investment power. As of the date of this report, Mr. Reese owns approximately 1.8% of the investment club.

(5)Based on the most recently available Schedule 13G filed with the SEC on January 26, 2024 by BlackRock Inc. BlackRock beneficially owned an aggregate of 633,098 shares, with sole voting power over 624,258 shares, shared voting power over 0 shares and sole dispositive power over 633,098 shares. The address of BlackRock is 50 Hudson Yards, New York, New York 10001.

(6)Based on the most recently available Form 4 filed with the SEC on February 14, 2024 by ADW Capital Partners, L.P., ADW Capital Management, LLC and Adam D. Wyden. ADW Capital Management, LLC is the general partner and investment manager of ADW Capital Partners, L.P. Mr. Wyden is the sole manager of ADW Capital Management, LLC. ADW Capital Partners, L.P is the record and direct beneficial owner of 934,592 shares, with sole voting power and sole dispositive power over all such shares. The address of each of these reporting persons is 6431 Allison Road, Miami Beach, Florida 33141.

(7)Based on the most recently available Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group - 23-1945930. The Vanguard Group - 23-1945930 beneficially owned an aggregate of 492,823 shares, with sole voting power over 0 shares, shared voting power over 15,450 shares, sole dispositive power over 468,833 shares and shared dispositive power over 23,990 shares. The address of Vanguard Group - 23-1945930 is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

The Company is not aware of any arrangements that could result in a change in control of the Company.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4, and 5 furnished to us during the fiscal year ended September 30, 2023, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended September 30, 2023.

PROPOSAL 2
TO RATIFY THE SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024

The Audit Committee of the Board of Directors has selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending September 30, 2024. Although not required by law or otherwise, the selection is being submitted to our stockholders as a matter of corporate policy for their ratification. We wish to obtain from the stockholders a ratification of the Audit Committee’s action in appointing the existing independent registered public accounting firm, Marcum, for the fiscal year ending September 30, 2024. Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during or after the year if the Audit Committee believes that such a change would be in the best interests of the company and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Marcum is not expected to be present in person at the Annual Meeting.

The Board of Directors recommends a vote FOR the ratification of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2024.

DISCLOSURE ABOUT FEES

The following table sets forth the aggregate fees paid or accrued for professional services and the aggregate fees paid or accrued for audit-related services and all other services rendered by Marcum LLP and Friedman LLP for the fiscal 2023 and 2022.

	Marcum 2023	Friedman 2023	Friedman 2022
Audit fees	$659,789	$523,017	$1,256,537
Audit-related fees	—	—	—
Tax fees	—	—	—
All other fees	—	—	—
Total	$659,789	$523,017	$1,256,537
Effective September 1, 2022, Friedman LLP, our independent registered public accounting firm of record in fiscal 2022, combined with Marcum LLP and continued to operate as an independent registered public accounting firm.

“Audit fees” include fees billed for professional services rendered in connection with the annual audit and quarterly reviews of the Company’s consolidated financial statements, the audit of internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, and assistance with securities filings other than periodic reports.

“Audit-related fees” include professional services in relation to a Form S-3 filing.

“Tax fees” include consultation related to tax compliance and tax structuring.

“All other fees” include fees billed for professional services rendered in connection with the SEC investigation.

All above audit services, audit-related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Marcum LLP and Friedman, LLP was compatible with the maintenance of those firms’ independence in the conduct of their auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC’s proxy rules provide that not less than once every three years, all companies subject to the Securities Exchange Act of 1934 (the “Exchange Act”) must include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers, as disclosed in the proxy statement. This vote, commonly known as a “say-on-pay” vote, gives a company’s stockholders the opportunity to endorse or not endorse the company’s executive pay program and policies. We are asking stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to RCI Hospitality Holdings, Inc.’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S–K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or our Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

At our 2023 Annual Meeting of Stockholders, the last meeting where we included a say-on-pay vote, stockholders approved the executive compensation resolution.

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

The Board of Directors recommends a vote FOR the resolution to approve the compensation of our named executive officers as disclosed in this proxy statement.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter is properly presented at the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

Proposals for Inclusion in our 2025 Proxy Materials

Under SEC rules, if a stockholder wants us to include a proposal in our 2025 proxy materials for presentation at our 2025 Annual Meeting of Stockholders, then the proposal must be received at our principal executive offices at 10737 Cutten Road, Houston, Texas 77066, Attention: Corporate Secretary, by March 16, 2025. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Other Proposals or Nominations to be brought before our 2025 Annual Meeting

Under our Bylaws, a stockholder must follow certain procedures to nominate a person for election as a director or to introduce an item of business at an Annual Meeting of Stockholders (other than a stockholder proposal submitted for inclusion in our proxy materials under SEC rules). These procedures provide that a nomination or the introduction of an item of business at an Annual Meeting of Stockholders must be submitted in writing to our Corporate Secretary at our principal executive offices at 10737 Cutten Road, Houston, Texas 77066.

Any stockholder considering introducing a nomination or other item of business should carefully review our Bylaws, which are available at http://www.rcihospitality.com/investor.

We must receive written notice of your intention to nominate a director or to propose an item of business at our 2025 Annual Meeting according to this schedule:

If the 2025 Annual Meeting is to be held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then we must receive it not less than 90 days nor more than 120 days in advance of the anniversary of the 2024 Annual Meeting.

If the 2025 Annual Meeting is to be held on a date not within 30 days before or after such anniversary, then we must receive it no later than 10 days following the first to occur:

●	the date on which notice of the date of the 2025 Annual Meeting is mailed; or
●	the date public disclosure of the date of the 2025 Annual Meeting is made.

Upon written request, we will provide, without charge, a copy of our Bylaws. Requests should be directed to our principal executive offices at 10737 Cutten Road, Houston, Texas 77066, Attention: Corporate Secretary.

MISCELLANEOUS

Only one Notice of Internet Availability of Proxy Materials (the “Notice”) is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of the Notice to any stockholder at a shared address to which a single copy of the Notice was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of the Notice or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (281) 397-6730 or by mail to our address at 10737 Cutten Road, Houston, Texas 77066, Attention: Corporate Secretary. In addition, stockholders sharing an address can request delivery of a single copy of proxy materials and/or notices if you are receiving multiple copies upon written or oral request to the President at the address and telephone number stated above.

Admission to the Annual Meeting is limited to stockholders as of the close of business on July 3, 2024, and individuals designated a stockholder’s authorized proxy holder. In each case, the individual must have proof of ownership of our stock, as well as a valid government-issued photo identification, such as a valid driver’s license or passport, to be admitted to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

ERIC S. LANGAN
CHAIRMAN OF THE BOARD AND PRESIDENT

JULY 16, 2024
HOUSTON, TEXAS

A-1

Your **Vote** Counts!

RCI HOSPITALITY HOLDINGS, INC.

2024 Annual Meeting

Vote by August 27, 2024

11:59 PM ET

RCI HOSPITALITY HOLDINGS, INC.

You invested in RCI HOSPITALITY HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 28, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 14, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

August 28, 2024
10:00 AM CDT

Bombshells Dallas Location
7501 N. Stemmons Freeway
Dallas, Texas 75247

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	ELECTION OF DIRECTORS OF THE COMPANY **Nominees:** 01) Eric S. Langan 03) Luke Lirot 05) Elaine J. Martin 02) Travis Reese 04) Yura Barabash 06) Arthur Allan Priaulx	For
2.	PROPOSAL TO RATIFY THE SELECTION OF MARCUM LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024.	For
3.	RESOLVED, THAT THE COMPENSATION PAID TO RCI HOSPITALITY HOLDINGS, INC.'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION, IS HEREBY APPROVED.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX] DateDate SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 00 00 64 95 65 _1 R 1. 0. 0. 6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. ELECTION OF DIRECTORS OF THE COMPANY Nominees 01) Eric S. Langan 02) Travis Reese 03) Luke Lirot 04) Yura Barabash 05) Elaine J. Martin 06) Arthur Allan Priaulx RCI HOSPITALITY HOLDINGS, INC. 10737 CUTTEN ROAD HOUSTON,TX 77066 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 27, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 27, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. PROPOSAL TO RATIFY THE SELECTION OF MARCUM LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2024. 3. RESOLVED, THAT THE COMPENSATION PAID TO RCI HOSPITALITY HOLDINGS, INC.'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION, IS HEREBY APPROVED. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

00 00 64 95 65 _2 R 1. 0. 0. 6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com PROXY RCI HOSPITALITY HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 2024 The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of RCI Hospitality Holdings, Inc. held of record by the undersigned on July 3, 2024, at the Annual Meeting of Stockholders to be held at our Bombshells Dallas location at 7501 N. Stemmons Freeway, Dallas, Texas 75247, on Wednesday, August 28, 2024 at 10:00 A.M. (Central Daylight Time), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, AND FOR APPROVAL OF THE RESOLUTION IN NUMBER 3. Continued and to be signed on reverse side